Filed pursuant to Rule 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Boston Common Global Impact Fund

AMG Veritas Global Real Return Fund

(Statement of Additional Information dated February 1, 2023, as supplemented March 9, 2023 and December 4, 2023)

AMG Frontier Small Cap Growth Fund

AMG GW&K Core Bond ESG Fund

(Statement of Additional Information dated March 1, 2023)

AMG River Road Large Cap Value Select Fund

AMG Veritas China Fund

AMG Veritas Global Focus Fund

(Statement of Additional Information dated March 1, 2023, as supplemented December 4, 2023)

Supplement dated December 13, 2023 to the

Statements of Additional Information dated and supplemented as noted above

The following information supplements and supersedes any information to the contrary relating to AMG Boston Common Global Impact Fund, AMG Veritas Global Real Return Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG River Road Large Cap Value Select Fund, AMG Veritas China Fund, and AMG Veritas Global Focus Fund (each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds I (the “Trust”), contained in the Funds’ Statements of Additional Information (collectively, the “SAIs”), dated and supplemented as noted above.

At a meeting of shareholders of the Funds held on October 10, 2023, shareholders of the Trust voted to re-elect five of the Trust’s current Trustees and elect two new nominees to the Board of Trustees of the Trust. Accordingly, effective immediately, each SAI is revised as follows:

The table in the “Trustees and Officers – Independent Trustees” section is amended to add the following:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jill R. Cuniff YOB: 1964	Trustee since 2023	Retired (2016 to Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	41	Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

Peter W. MacEwen YOB: 1964	Trustee since 2023	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	41	None	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

The following is added to the end of the “Trustees and Officers – Trustee Share Ownership” section:

As of December 31, 2022, Ms. Cuniff and Mr. MacEwen did not own shares of the Funds or the other series of the Trust, AMG Funds, AMG Funds II, AMG Funds III and AMG Funds IV. During the past five years, Mr. MacEwen did hold 2,536 shares of AMG, the Investment Manager’s parent company, which he sold on August 11, 2023. As of August 12, 2023, Mr. MacEwen no longer holds any shares of AMG.

The following is added to the end of the “Trustees and Officers – Trustees’ Compensation” section:

From July 25, 2023 through October 10, 2023, Ms. Cuniff and Mr. MacEwen served as consultants to the Board on an as needed basis. As compensation for their services, Ms. Cuniff and Mr. MacEwen each received $31,250, paid by the Funds and the other series of the Trust, AMG Funds, AMG Funds II, AMG Funds III and AMG Funds IV.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE